Transaction

Date:

31 August, 2005

To:

Lehman XS Trust, Series 2005-3

Attention:

c/o Citibank, N.A.

388 Greenwich Street 14th Floor

New York, NY 10013

From:

Lehman Brothers Special Financing Inc.

Transaction Management Group

Facsimile:

646-885-9551

Telephone:

212-526-9570 (Louis Bardos)

Ref. Numbers:   Risk ID: 1012711L / Effort ID: N715676 / Global Deal ID: 2244110

SUBJECT:

 CAP TRANSACTION

Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the “Transaction”), between Lehman Brothers Special Financing Inc. (“Party A”) and Lehman XS Trust, Series 2005-3, a common law trust (the “Trust” or “Party B”) formed under the Trust Agreement (defined below) which is governed by the laws of the State of New York.  This communication constitutes a “Confirmation” as referred to in the Master Agreement specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement published by the International Swaps and Derivatives Association, Inc. (“ISDA”) (the “Agreement”), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the Agreement shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

This communication incorporates the definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.). In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a “Transaction” shall be deemed to be references to a “Swap Transaction”.

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	25 August, 2005
Effective Date:	25 August, 2005
Termination Date:	25 August, 2008
Notional Amount:	USD 556,842,000.00 for the initial Calculation Period and for each Calculation Period thereafter as set forth in Schedule A attached hereto.
Fixed Amounts:
Fixed Amount Payer:	Party B
Fixed Amount Payer Payment Dates:	Inapplicable
Fixed Amount:	By its execution hereof and with effect from the Trade Date above Party A irrevocably acknowledges receipt of all agreed consideration from Party B in respect of this Transaction.
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate:	The greater of (a) 0% and (b) USD-LIBOR-BBA with a Designated Maturity of one month minus the Strike Rate (as set forth in Schedule A).
Floating Rate Payer Period End Dates:	The twenty-fifth (25th) calendar day of each month, commencing September 25, 2005, subject to adjustment in accordance with the Modified Following Business Day Convention.
No Adjustment of Period End Dates:	Applicable
Early Payment	One (1) Business Day preceding each Floating Rate Payer Period End Date.
Spread:	Inapplicable
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Business Days:	New York
Miscellaneous:
Calculation Agent:	Party A
Governing Law:	New York, without reference to choice of law doctrine.
Transfer:

Notwithstanding Section 7 of the Agreement, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Lehman Brothers Holdings Inc. (“Holdings”) effective upon delivery to Party B of the full unconditional guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

Termination Currency:	USD

Additional Provisions:

1.

The “Cross Default” provisions of Section 5(a)(vi) of the Master Agreement will not apply.

2.

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Master Agreement will not apply.

3.

The "Automatic Early Termination" provisions of Section 6(a) will not apply.

4.

"Specified Entity" will not apply to either Party A or Party B.

5.

Payments on Early Termination. For the purposes of Section 6(e), Market Quotation and Second Method will be used.

6.

The provisions of Section 5(a) (ii), (iii), (iv) and (vii) of the Master Agreement will not apply to Party B.

7.

Representations.  Section 3 of the Master Agreement is hereby amended by adding the following additional subsections:

(a)

No Agency.  It is entering into this Transaction as principal.

(b)

Eligible Contract Participant.  It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000.

(c)

No Reliance. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the Master Agreement), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

8.

Netting of Payments.  Subparagraph (ii) of Section 2(c) of the Master Agreement will not apply to any Transaction between the parties hereto.

9.

Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by Citibank, N.A. (the “Trustee”), not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement (the “Trust Agreement”) dated as of 01 August 2005, among the Trustee, Aurora Loan Services LLC, as Master Servicer and Structured Asset Securities Corporation, as Depositor, (b) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken  by the Trust under this Confirmation.

10.

Non-Petition. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

11.

Waiver of Trial By Jury.  Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party’s entering into this Transaction.

12.    Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a  Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

Payment Instructions for Party B in USD:

Citibank, N.A.

New York, NY

ABA# 021-000-089

Account# 3617-2242

Ref: Lehman XS 2005-3 Pool 1 Basis Risk Reserve Fund

ASTRA A/C# 105441

Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America),   Attention: Documentation.

Very truly yours,

Lehman Brothers Special Financing Inc.

By:

Authorized Signatory

Accepted and confirmed as

of the date first written

Lehman XS Trust, Series 2005-3

By:  Citibank, N.A.

not in its individual capacity but solely as Trustee

By

Name:

Title:

Schedule A

*Calculation Period from and including	*Calculation Period up to but excluding	Strike Rate (%)	Notional Amount (in USD)
8/25/2005	9/25/2005	5.000	556,842,000.00
9/25/2005	10/25/2005	5.000	539,362,149.50
10/25/2005	11/25/2005	5.000	522,367,586.22
11/25/2005	12/25/2005	5.000	506,822,182.22
12/25/2005	1/25/2006	5.000	491,736,532.48
1/25/2006	2/25/2006	5.000	477,097,066.60
2/25/2006	3/25/2006	5.000	462,890,912.08
3/25/2006	4/25/2006	5.000	449,104,971.29
4/25/2006	5/25/2006	5.000	435,726,839.38
5/25/2006	6/25/2006	5.000	422,744,477.14
6/25/2006	7/25/2006	5.000	410,146,200.21
7/25/2006	8/25/2006	4.415	397,920,668.60
8/25/2006	9/25/2006	4.430	386,056,911.24
9/25/2006	10/25/2006	4.445	374,544,210.22
10/25/2006	11/25/2006	4.456	363,372,199.22
11/25/2006	12/25/2006	4.468	352,530,817.52
12/25/2006	1/25/2007	4.481	342,010,301.01
1/25/2007	2/25/2007	4.536	331,801,173.44
2/25/2007	3/25/2007	4.483	321,894,237.96
3/25/2007	4/25/2007	4.500	312,280,568.90
4/25/2007	5/25/2007	4.537	302,951,503.74
5/25/2007	6/25/2007	4.547	293,898,635.43
6/25/2007	7/25/2007	4.557	282,750,471.20
7/25/2007	8/25/2007	4.563	270,127,146.24
8/25/2007	9/25/2007	4.531	258,065,809.12
9/25/2007	10/25/2007	4.538	246,542,568.17
10/25/2007	11/25/2007	4.545	235,533,359.23
11/25/2007	12/25/2007	4.549	225,015,271.44
12/25/2007	1/25/2008	4.555	214,966,414.37
1/25/2008	2/25/2008	4.560	205,362,042.83
2/25/2008	3/25/2008	4.565	196,186,229.13
3/25/2008	4/25/2008	4.570	187,419,968.34
4/25/2008	5/25/2008	4.575	179,044,997.09
5/25/2008	6/25/2008	4.580	171,043,865.86
6/25/2008	7/25/2008	4.585	163,399,944.04
7/25/2008	8/25/2008	4.590	156,093,431.47